McGladrey & Pullen, LLP 4801 Main St., Suite 400, Kansas City, MO 64112-2543 O 816.753.3000 F 816.751.1890 www.mcgladrey.com

April 6, 2010

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549-7561

Commissioners:

We have read Digital Ally, Inc.’s statements included under Item 4.01 of its Form 8-K filed on April 6, 2010 and we agree with such statements concerning our firm.

Sincerely,

McGladrey & Pullen, LLP

McGladrey & Pullen, LLP is a member firm of RSM International –
an affiliation of separate and independent entities.